Transaction Overview Summary
--------------------------------------------------------------------------------



                                                   [TUCKER ANTHONY SUTRO LOGO] 1

Summary of Proposed Transaction Terms
-------------------------------------------------------------------------------

     Using a long form merger structure, ("Merger") Unaffiliated Shareholders will receive $8.00 per share in cash ("Offer Price") for each share of common or common stock equivalent ("Stock") (the "Offer")

     The $8.00/share offer represents a premium of approximately 20% - 28% over trading prices just prior to the December Tender and approximately 10% over recent trading prices

     Non-Affiliated shareholders will have appraisal rights

     All terms and conditions are subject to final documentation, including information to be provided in the Merger documents


                                                   [TUCKER ANTHONY SUTRO LOGO] 2

Preliminary Sources and Uses
-------------------------------------------------------------------------------


                                Sources and Uses

(Amounts in thousands)

Use of Funds                             Source of Funds
------------------------------------------------------------------------------
Stock Price               $ 8.00         Cash & Equivalents             $7,386
Term Debt                 $    0         Bank Revolver                  $    -
Common Stock              $7,541         Term Debt                      $    -
Transaction Costs         $  500         Preferred Stock with Warrants  $    -
                                         Other (Options & Warrants)     $  655
--------------------------------         -------------------------------------
Total Uses                $8,041         Total Sources                  $8,041
--------------------------------         -------------------------------------


     Assumes all shares (including all common stock equivalents) are acquired for $8.00/share, excluding Class D but including Class E preferred shares; that is, approximately 933,234 shares are acquired

     The Class D is assumed redeemed for a total of $25,000 and the Class E requires a $50,000 premium <-- The Class E is redeemable only after April 1, 2003 at $8.62 per share

     Excess cash balances from the fully drawn Levine facility provide the financing required to complete the transaction <-- At closing, cash balances are projected to be between $3.8 million and $4.2 million

     Approximately $1.0 million is in escrow and not available for share repurchase and $2.0+ million is needed for working capital <-- "Excess" cash balances are projected to be approximately $0.8 to $1.3 million


                                                   [TUCKER ANTHONY SUTRO LOGO] 3

Estimated Closing Balance Sheets
--------------------------------------------------------------------------------

        Estimated June 30, 2001 Opening and Pro Forma Balance Sheets (1)

(amounts in thousands)                    Estimated           Pro Forma
                                       Pre-Transaction        Scenario A
                                                           933,934 Shares Acq'd
--------------------------------------------------------------------------------
Available Cash                              $ 8,750             $  1,364
Restricted Cash, Working Capital            $ 3,000             $  3,000
A/R                                           3,800                3,800
Other Current                                 3,500                3,500
                                            -------             --------
Total Current Assets                        $19,050             $ 11,664
Net PP&E                                     10,900               10,900
Other Assets                                 19,550               20,050
                                            -------             --------
Total Assets                                $49,500             $ 42,614
                                            =======             ========
Current Liabilities (excl. current mat.)    $ 6,975                6,975
Capitalized Leases/Other                        725                  725
Long Term Sr. Debt                           14,263               14,263
Levine Debt                                  13,862               13,862
Deferred Franchise Fees                      19,000               19,000
Stockholders' Equity                         (5,325)             (12,211)
                                            -------             --------
Total Liabs + Equity                        $49,500             $ 42,614
                                            =======             ========

(1) All scenarios assume a purchase price of $8.00 per share

--------------------------------------------------------------------------------
Scenario A All shares and equivalents, except the Preferred D, are acquired;
           Preferred D redeemed for $25,000 and Class E requires $50,000 premium

                                                   [TUCKER ANTHONY SUTRO LOGO] 4

Pro-Forma Capitalization
--------------------------------------------------------------------------------

                          Pro Forma Capital Structure

(Amounts in thousands)         Pro Forma Balances (1)          Equity
                                                           Participation
--------------------------------------------------------------------------------
Cash                                 $ 1,967                    0.00%
Revolver                             $     0                    0.00%
Senior Term Debt                      14,988                    0.00%
Levine Debt                           13,862                   14.00%
Preferred Stock                            0                    0.00%
Common Stock                          14,479                   86.00%
------------                         -------                  ------
Total                                $45,296                  100.00%

(1) Uses estimated June 30, 2001 as "opening" balance sheet; also see pro forma closing balance sheet

--------------------------------------------------------------------------------

   Management has indicated a need for at least $2.0 million in cash balances for working capital needs

   This scenario assumes the Class E preferred stock is acquired, plus a $50,000 premium and the Class D preferred stock is redeemed for $25,000

                                                   [TUCKER ANTHONY SUTRO LOGO] 5

Quizno's Ownership Table as of April 30, 2001
-----------------------------------------------------------------------------------------------------------------------------
                                                      THE QUIZNO'S CORPORATION - OWNERSHIP SCHEDULE
                                                                  as of April 30, 2001

                                             Preferred Stock                                                   Options
                                             ---------------                             Common                -------
Name                        Class A   Class B   Class C     Class D       Class E         Stock         Employee      Board
----                        -------   -------   -------     -------       -------         -----         --------      -----
Schadens;
 Richard F Schaden           73,000              34,000                    34,803        773,667                       4,000
 Richard E Schaden           73,000                                                      778,006         35,378        4,000
 Tim Schaden                                                                               4,000
 Fred Schaden                                     2,000                                                               26,000
Board Members;
 Brad Griffin                                     5,000                                                                5,000
 Mark Bromberg                                                                                                        14,000
 Eric Lawrence                                                                                                        16,000
 Lewis Rudnick                                                                                                        26,000
 Bruce Golbus                                    15,000                     5,801                                     26,000
 Lyle Stewart                                                                                                         16,000
 John Todd                                                                                                             1,000
Total Other                                      75,000           -        17,403        106,827            -         22,000
Total Employees                                                75,000       1,473         40,583        232,615       14,000
Other/"Public"                                   36,000                                1,304,838        180,235
Not Issued                                                                                               65,000
                          ---------------------------------------------------------------------------------------------------
Total Pre-Tender            146,000             167,000        75,000      59,480      3,007,921        513,228      174,000
401(k) cert not issued          -                   -             -           -           (2,360)           -            -
Amount Tendered                 -              (110,000)          -           -         (669,055)      (477,850)     (54,000)
Shs Issued Scott Adams          -                   -             -           -              933            -            -
                          ---------------------------------------------------------------------------------------------------
Total Post-Tender           146,000              57,000        75,000      59,480      2,337,439         35,378      120,000
LLCP % Allocation             14.0%               14.0%         14.0%       14.0%          14.0%          14.0%        14.0%
Total LLCP Allocation        23,767               9,279        12,209       9,683        380,513          5,759       19,535
                          ---------------------------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------------------------
Net After LLCP              169,767              66,279        87,209      69,163      2,717,952         41,137      139,535
                          ===================================================================================================



                               Warrants
                               --------               Total Share
Name                       RRGC       Phoenix         Equivalents
----                       ----       -------         -----------
Schadens;
 Richard F Schaden                                       919,470*
 Richard E Schaden                                       890,384*
 Tim Schaden                                               4,000
 Fred Schaden                                             28,000
Board Members;                                               -
 Brad Griffin                                             10,000
 Mark Bromberg                                            14,000
 Eric Lawrence                                            16,000
 Lewis Rudnick                                            26,000
 Bruce Golbus                                             46,801
 Lyle Stewart                                             16,000
 John Todd                                                 1,000
Total Other                415,056            -          636,286
Total Employees
Other/"Public"                             25,000      1,546,073
Not Issued                                                65,000
                          ---------------------------------------
Total Pre-Tender           415,056         25,000      4,582,685
401(k) cert not issued         -              -           (2,360)
Amount Tendered           (415,056)       (25,000)    (1,750,961)
Shs Issued Scott Adams         -              -              933
                          ---------------------------------------
Total Post-Tender              -              -        2,830,297
LLCP % Allocation            14.0%          14.0%          14.0%
Total LLCP Allocation          -              -          460,746*
                          ---------------------------------------
                          ---------------------------------------
Net After LLCP                 -              -        3,291,043
                          =======================================

            Class D Shares Cancelled/Redeemed             87,209

            Class E Remains Outstanding                   69,163

            -----------------------------------------------------
            Shares Available for Purchase                864,071
            -----------------------------------------------------

            -----------------------------------------------------
            "Fully Diluted" Shares Outstanding**       3,072,211
            -----------------------------------------------------

*  Indicates shares not tendering

** Based upon overall average strike price of $5.83 and conversion of all preferred stock

                                                   [TUCKER ANTHONY SUTRO LOGO] 6

PRELIMINARY VALUATION DATA
--------------------------------------------------------------------------------

                                                   [TUCKER ANTHONY SUTRO LOGO] 7

Summary Annual Income Statements
--------------------------------------------------------------------------------
(Amounts in thousands)

                                   December 31,          Pro Forma                          December 31,
OPERATING SUMMARY          1998       1999       2000       2000       2001        2002        2003        2004        2005
----------------------------------------------------------------------------------------------------------------------------
Revenues                  19,455     27,908     45,414     45,414     55,579      59,503      67,148      73,957      80,827
Cost of Goods Sold        (4,366)    (6,207)    (8,342)    (8,342)    (9,198)     (9,446)    (10,123)    (10,677)    (11,240)
----------------------------------------------------------------------------------------------------------------------------
Gross Profit              15,089     21,702     37,072     37,072     46,381      50,057      57,024      63,280      69,587
Selling, General &
   Administrative        (13,222)   (17,774)   (29,890)   (29,890)   (35,651)    (37,645)    (44,832)    (47,867)    (54,251)
Depreciation &
   Amortization             (782)    (1,383)    (2,085)    (2,085)    (3,225)     (3,531)     (3,781)     (4,031)     (4,265)
Other Income/(Expense)         0        903       (871)      (871)      (779)     (1,316)     (1,447)     (1,566)     (1,728)
Canada Investment
   (net)                       0          0          0          0          0         500         500         800       1,100
----------------------------------------------------------------------------------------------------------------------------
EBIT                    $  1,085   $  3,447   $  4,227   $  4,227   $  6,726    $  8,064    $  7,464    $ 10,616    $ 10,442
----------------------------------------------------------------------------------------------------------------------------
  Amortization          $    258   $    456   $    600   $    600   $    683    $    683    $    683    $    683    $    683
----------------------------------------------------------------------------------------------------------------------------
EBITA                   $  1,343   $  3,904   $  4,827   $  4,827   $  7,409    $  8,747    $  8,148    $ 11,300    $ 11,126
----------------------------------------------------------------------------------------------------------------------------
  Depreciation               524        927      1,485      1,485      2,542       2,848       3,098       3,348       3,582
----------------------------------------------------------------------------------------------------------------------------
EBITDA                  $  1,867   $  4,830   $  6,311   $  6,311   $  9,951     $11,595    $ 11,245    $ 14,647    $ 14,708
----------------------------------------------------------------------------------------------------------------------------
Interest Expense
  Interest Expense, Net     (341)      (708)    (2,052)    (3,373)    (3,373)     (3,142)     (3,054)     (2,821)     (2,529)
  Other Income/(Expense)       0          0     (4,002)    (4,002)         0           0           0           0           0
----------------------------------------------------------------------------------------------------------------------------
Income before Income
  Taxes                      744      2,739     (1,827)    (3,148)     3,353       4,922       4,410       7,795       7,914
Provision for Income
  Taxes                      369       (948)       672      1,319     (1,410)     (2,037)     (2,102)     (3,456)     (3,504)
Net Income              $  1,113   $  1,791   ($ 1,155)  ($ 1,829)  $  1,944    $  2,885    $  2,308    $  4,339    $  4,410
----------------------------------------------------------------------------------------------------------------------------

  Based upon Management's quarterly projections as of May 8, 2001

  Includes SAR expenses of approximately $1.6 million to $1.8 million per year and a gross up of Rick Schaden's salary of $300,000 per year

                                                   [TUCKER ANTHONY SUTRO LOGO] 8

Summary Quarterly Income Statements
--------------------------------------------------------------------------------

                        Projected Quarterly Performance*

(Amounts in $000)                                       Quarters Ending
                3/31/01      6/30/01      9/30/01     12/31/01      3/31/02      6/30/02      9/30/02     12/31/02
------------------------------------------------------------------------------------------------------------------
Revenues        $13,261      $13,515      $14,206      $14,598      $14,158      $14,610      $15,130      $15,605

EBIT             $1,617       $1,803       $1,694       $1,694       $1,867       $2,227       $2,540       $2,524

EBITDA           $2,373       $2,595       $2,481       $2,502       $2,398       $2,706       $3,081       $3,410

Net Income         $361         $554         $491         $497         $456         $636         $874       $1,077

* Quarterly numbers taken directly from Management Projections
--------------------------------------------------------------------------------

                                                   [TUCKER ANTHONY SUTRO LOGO] 9

Multiples Analysis - Stock Price Matrix
--------------------------------------------------------------------------------

($000, except price per share)
                                                                                 Stock Price
Share price                                         $7.25        $7.50        $7.75        $8.00        $8.25        $8.50
---------------------------------------------------------------------------------------------------------------------------
"Fully-Diluted" Shares outstanding at 4/30/01        3,072        3,072        3,072        3,072        3,072        3,072
Market Value of Equity                             $22,274      $23,042      $23,810      $24,578      $25,346      $26,114
Net Debt as of 3/31/01                              21,008       21,008       21,008       21,008       21,008       21,008
                                                  -------------------------------------------------------------------------
Enterprise Value                                   $43,282      $44,050      $44,818      $45,586      $46,354      $47,122
                                                  =========================================================================


Quizno's Results - LTM as of
                                                                           --------
Revenues - 3/31/01             $48,979      0.88x      0.90x      0.92x    | 0.93x |    0.95x      0.96x
                                                                           |       |
Revenues - 6/30/01             $51,220      0.85x      0.86x      0.88x    | 0.89x |    0.90x      0.92x
                                                                           |       |
Revenue - 12/31/01             $55,579      0.78x      0.79x      0.81x    | 0.82x |    0.83x      0.85x
                                                                           |       |
EBITDA - 3/31/01                $7,594       5.7x       5.8x       5.9x    |  6.0x |     6.1x       6.2x
                                                                           |       |
EBITDA - 6/30/01                $8,647       5.0x       5.1x       5.2x    |  5.3x |     5.4x       5.4x
                                                                           |       |
EBIT - 3/31/01                  $5,196       8.3x       8.5x       8.6x    |  8.8x |     8.9x       9.1x
                                                                           |       |
EBIT - 6/30/01                  $5,934       7.3x       7.4x       7.6x    |  7.7x |     7.8x       7.9x
                                                                           |       |
Net Income - 12/31/01 (2)       $2,012      11.1x      11.5x      11.8x    | 12.2x |    12.6x      13.0x
                                                                           --------

(1) Fully diluted shares outstanding is based upon treasury method and assumes all preferred stock (except D) is converted

(2) Pre-tax income taxed at a normalized 40%

                                                  [TUCKER ANTHONY SUTRO LOGO] 10

TRADING MULTIPLES ANALYSIS - 10/31/00 VS. 4/04/01 VS. 5/04/01
--------------------------------------------------------------------------------

($ in thousands)                             October 31, 2000
                             ---------------------------------------------------
                               QUIZ      Median
                             Multiple    Multiple           Adjusted Range(1)
                             --------    --------      -------------------------
Small Cap Peer Group
   LTM Sales                  0.81x       0.36x        0.17x       -       0.47x
   LTM EBIT                    7.4x        6.9x         4.1x       -        9.8x
   LTM EBITDA                  5.1x        3.6x         2.9x       -        4.3x
   LTM Net Income             16.1x       12.0x         6.5x       -       12.3x

   Calendar 2001 Sales        0.65x          NA           NA       -          NA
   Calendar 2001 Net Income    8.7x        3.9x           NA       -          NA

Large Cap Peer Group
   LTM Sales                              1.19x        0.55x       -       2.23x
   LTM EBIT                                8.4x         6.2x       -        8.9x
   LTM EBITDA                              6.4x         4.1x       -        9.4x
   LTM Net Income                         13.3x         7.8x       -       31.0x
   Calendar 2001 Sales                    1.06x        0.95x       -       1.13x
   Calendar 2001 Net Income               11.2x         9.3x       -       14.4x


($ in thousands)                               April 4, 2001
                             ---------------------------------------------------
                               QUIZ      Median
                             Multiple    Multiple           Adjusted Range(1)
                             --------    --------      -------------------------
Small Cap Peer Group
   LTM Sales                  0.86x       0.48x        0.21x       -        0.53x
   LTM EBIT                    9.2x        7.9x         7.0x       -         8.8x
   LTM EBITDA                  6.2x        4.8x         4.8x       -         4.9x
   LTM Net Income             18.6x       10.8x        10.1x       -        11.4x

   Calendar 2001 Sales        0.71x       1.02x           NA       -           NA
   Calendar 2001 Net Income    7.3x          NA           NA       -           NA

Large Cap Peer Group
   LTM Sales                              1.18x        0.70x       -        1.96x
   LTM EBIT                                8.5x         7.1x       -        12.8x
   LTM EBITDA                              6.1x         5.1x       -         9.9x
   LTM Net Income                         13.7x        11.1x       -        16.3x
   Calendar 2001 Sales                    1.10x        0.68x       -        1.33x
   Calendar 2001 Net Income               12.0x        10.9x       -        17.9x


($ in thousands)                               May 4, 2001
                             ----------------------------------------------------
                               QUIZ      Median
                             Multiple    Multiple           Adjusted Range(1)
                             --------    --------      --------------------------
Small Cap Peer Group
   LTM Sales                  0.85x       0.50x        0.23x       -        0.53x
   LTM EBIT                    9.2x        7.9x         7.0x       -         9.8x
   LTM EBITDA                  6.1x        5.0x         3.5x       -         5.0x
   LTM Net Income             18.3x       13.2x        11.9x       -        16.0x

   Calendar 2001 Sales        0.71x       1.07x           NA       -           NA
   Calendar 2001 Net Income    7.3x          NA           NA       -           NA

Large Cap Peer Group
   LTM Sales                              1.21x        0.85x       -        2.07x
   LTM EBIT                                9.0x         8.1x       -        12.9x
   LTM EBITDA                              6.9x         5.7x       -        14.7x
   LTM Net Income                         15.1x        11.7x       -        17.6x
   Calendar 2001 Sales                    1.22x        0.75x       -        1.51x
   Calendar 2001 Net Income               14.4x        11.2x       -        18.3x

(1) Excludes highest two and lowest two values, unless five or fewer data points

     The median trading multiples for the small cap peer group have increased since October 31, 2000 (reflecting takeover speculation), while the change in median multiples for the large cap peer group is more mixed

     Quizno's continues to trade at premiums to the trading multiples for the small cap group despite the expansion in multiples

                                                  [TUCKER ANTHONY SUTRO LOG0] 11

Trading Multiples for Selected Comparable Companies
--------------------------------------------------------------------------------

($ in millions, except per share amounts)
                                       5/4/01                 Market
                                        Stock    Common      Value of   Enterprise
Company                        Ticker   Price    Shares(1)   Equity(2)   Value(3)
----------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International,Inc       BLM     $1.50       9.2         $13.9       $5.9
Checkers Drive-In Rest.         CHKR    $5.99       9.8         $58.5      $98.6
Jerry's Famous Deli, Inc.       DELI    $4.95       4.7         $23.1      $34.7
Pizza Inn, Inc.                 PZZI    $2.07      10.6         $21.9      $34.4
Schlotzsky's, Inc.              BUNZ    $4.44       7.3         $32.6      $64.3
Sizzler International            SZ     $1.48      27.6         $40.9      $56.3
Wall Street Deli Inc.           WSDI    $0.68       2.9          $2.0       $5.2

                                        -----------------------------------------
                                                    Mean:       $27.5      $42.8
                                                    Median:     $23.1      $34.7
                                        -----------------------------------------

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.          APPB   $43.50      24.4      $1,060.7   $1,139.9
Brinker International, Inc.      EAT   $28.00      99.1      $2,775.3   $2,884.8
BUCA, Inc.                      BUCA   $21.75      16.1        $351.2     $343.7
Cheesecake Factory              CAKE   $37.85      31.5      $1,193.6   $1,150.6
IHOP Corp.                       IHP   $20.08      20.1        $404.3     $632.5
Landry's Seafood Restaur.        LNY   $15.26      21.5        $328.1     $457.0
Lone Star Steakhouse            STAR   $12.70      20.0        $254.3     $225.2
Outback Steakhouse, Inc.         OSI   $28.90      76.1      $2,199.6   $2,101.5
P.F. Chang's China Bistro       PFCB   $37.88      11.7        $443.3     $454.7
--------------------------------------------------------------------------------
Papa Johns International        PZZA   $27.85      22.7        $633.4     $770.0
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.               RI    $18.13      63.2      $1,145.3   $1,149.6
Ryan's Family Steak House       RYAN   $13.70      31.1        $426.1     $614.6
TRICON Global Restaurants        YUM   $41.96     147.1      $6,171.8   $8,462.8
VICORP Restaurants, Inc.        VRES   $25.64       6.8        $135.7     $140.3
Wendy's International            WEN   $25.17     114.3      $2,878.0   $2,960.6

                                        -----------------------------------------
                                                 Mean:       $1,360.0   $1,565.9
                                                 Median:       $633.4     $770.0
                                        -----------------------------------------
Subject Company
Quizno's - 3/31/00 (7)                  $7.35       2.3         $17.2      $38.2
--------------------------------------------------------------------------------




                                        Enterprise Value Multiples              Equity Value Multiples
                                    --------------------------------  -------------------------------------
                                     Calendar    LTM    LTM    LTM             Calendar P/E         Book    3-5 Yr
Company                             2001 Sales  Sales  EBITDA  EBIT    LTM        2001    2002     Value   Growth(4)  Type(6)
-----------------------------------------------------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International,Inc               NA    0.19x    3.0x   6.5x    18.3x        NEG      NA      0.7x        NA      F
Checkers Drive-In Rest.                 NA    0.54x    5.0x   9.8x    13.2x         NA      NA      1.1x        NA      B
Jerry's Famous Deli, Inc.               NA    0.50x    5.0x  10.4x    16.0x         NA      NA      0.8x        NA      O
Pizza Inn, Inc.                         NA    0.53x    5.5x   7.0x     9.0x         NA      NA        NM        NA      F
Schlotzsky's, Inc.                   1.07x    1.09x      NM     NM      NEG         NA      NA      0.4x     12.0%      B
Sizzler International                   NA    0.23x    3.5x   7.9x    11.9x         NA      NA      0.8x        NA      B
Wall Street Deli Inc.                   NA    0.11x      NM     NM      NEG         NA      NA      0.3x        NA      O

                           ----------------------------------------------------------------------------------------
                            Mean:    1.07x    0.46x    4.4x   8.3x    13.7x          -       -      0.7x     12.0%
                            Median:  1.07x    0.50x    5.0x   7.9x    13.2x          -       -      0.8x     12.0%
                           ----------------------------------------------------------------------------------------

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.               1.51x    1.61x    7.6x  10.2x    17.1x      15.9x   13.7x      3.8x     15.1%      B
Brinker International, Inc.          1.08x    1.21x    8.9x  12.9x    14.4       18.5x      NA      3.4x        NA      B
BUCA, Inc.                           1.88x    2.41x   18.1x     NM       NM      28.6x   22.0x      3.4x     34.4%      O
Cheesecake Factory                   2.11x    2.49x   18.2x     NM       NM         NM   25.9x      4.8x     25.5%      O
IHOP Corp.                              NA    2.07x    6.8x   8.0x    11.5x      10.5x    9.2x      1.5x        NA      B
Landry's Seafood Restaur.            0.65x    0.88x    7.0x  14.5x    22.5x      14.7x   12.9x      0.9x     21.5%      O
Lone Star Steakhouse                 0.37x    0.39x    4.2x   8.8x    17.6x      11.2x      NA      0.6x     13.3%      O
Outback Steakhouse, Inc.             0.99x    1.07x    6.7x   8.3x    15.9x      14.0x   12.2x      2.7x     18.5%      B
P.F. Chang's China Bistro            1.45x    1.78x   14.7x     NM       NM         NM   24.9x      5.7x     36.4%      O
--------------------------------------------------------------------------------------------------------------------------
Papa Johns International             0.75x    0.80x    6.5x   9.1x    13.7x      13.9x   13.0x      3.8x        NA      B
--------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                      NA    1.45x    9.3x  13.4x    22.5x      18.3x      NA      4.1x     19.0%      O
Ryan's Family Steak House               NA    0.85x    5.7x   7.9x    10.4x      10.0x    9.4x      1.5x        NA      B
TRICON Global Restaurants            1.22x    1.21x    6.2x   8.1x    11.7x      13.3x   12.1x       NEG     15.0%      B
VICORP Restaurants, Inc.                NA    0.37x    3.5x   5.8x    11.8x         NA      NA      1.0x        NA      B
Wendy's International                1.22x    1.30x    6.9x   9.5x    16.7x      14.7x   13.2x      2.6x     14.9%      B

                           -----------------------------------------------------------------------------------------
                            Mean:     1.2x    1.33x    8.7x   9.7x    15.5x      15.3x   15.3x      2.8x     21.3%
                            Median:   1.2x    1.21x    6.9x   9.0x    15.1x      14.4x   13.0x      3.0x     18.7%
                           -----------------------------------------------------------------------------------------

Subject Company
Quizno's - 3/31/00 (7)               0.70x    0.78x    5.0x   7.4x    13.5x       7.3x    4.0x       NEG      22.7%     B
-------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Latest reported common shares outstanding, in millions.

(2) Market Value of Equity calculated by multiplying current market price by number of common shares outstanding.

(3) Enterprise Value equals net debt plus market value of equity plus book value of preferred stock and minority interests.

(4) First Call consensus estimated annual increase in operating earnings over the next (3-5 years).

(5) 2000 P/E ratio as a percentage of 3-5 year growth rate.

(6) Refers to type of business; F= Franchisor, O= Operator, B=Both

(7) Shares as of 12/31/00 10Q.

*   "LTM" or "Latest Twelve Months" represents last four quarters reported.

                                                 [TUCKER ANTHONY SUTRO LOGO]  12

Margin Analysis for Selected Comparable Companies
-------------------------------------------------------------------------------

                                                                LTM Margins
                                         ------------------------------------------------------
                                              Gross     SG&A                            Net
Company                            Ticker    Profit    Expense    EBITDA     EBIT     Income
-----------------------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International,Inc             BLM     47.7%     44.8%      6.3%      2.9%      2.3%
Checkers Drive-In Rest.              CHKR     21.6%     15.5%     10.8%      5.6%      2.6%
Jerry's Famous Deli, Inc.            DELI     60.4%     55.6%      9.9%      4.8%      2.1%
Pizza Inn, Inc.                      PZZI     14.1%      6.6%      9.6%      7.5%      4.0%
Schlotzsky's, Inc.                   BUNZ     53.8%     56.7%      3.4%       NEG       NEG
Sizzler International                  SZ     34.9%     31.9%      6.6%      3.0%      1.5%
Wall Street Deli Inc.                WSDI      4.9%     11.4%       NEG       NEG       NEG
                                  -------------------------------------------------------------
                                    Mean:     33.9%     31.8%      7.8%      4.8%      2.5%
                                  Median:     34.9%     31.9%      8.1%      4.8%      2.3%
                                  -------------------------------------------------------------

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.               APPB     48.3%     32.6%     21.1%     15.8%      9.3%
Brinker International, Inc.           EAT     69.3%     59.8%     13.6%      9.4%      5.9%
BUCA, Inc.                           BUCA     37.6%     29.1%     13.3%      8.5%      5.7%
Cheesecake Factory                   CAKE     39.5%     28.9%     13.7%     10.5%      7.5%
IHOP Corp.                            IHP     60.9%     35.2%     30.6%     26.1%     11.7%
Landry's Seafood Restaur.             LNY     35.2%     29.2%     12.4%      6.0%      3.1%
Lone Star Steakhouse                 STAR     59.9%     55.5%      9.4%      4.4%      3.3%
Outback Steakhouse, Inc.              OSI     35.5%     22.8%     15.9%     12.9%      7.3%
P.F. Chang's China Bistro            PFCB     39.2%     30.3%     12.1%      8.7%      4.4%
-----------------------------------------------------------------------------------------------
Papa Johns International             PZZA     36.0%     27.2%     12.4%      8.8%      5.0%
-----------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                     RI     39.9%     31.6%     15.6%     10.8%      6.6%
Ryan's Family Steak House            RYAN     28.7%     18.0%     14.9%     10.7%      5.9%
TRICON Global Restaurants             YUM     48.4%     36.3%     19.6%     14.9%      7.6%
VICORP Restaurants, Inc.             VRES     38.1%     31.7%     10.7%      6.4%      3.9%
Wendy's International                 WEN     44.0%     30.3%     18.8%     13.7%      8.1%
                                  -------------------------------------------------------------
                                    Mean:     44.0%     33.2%     15.6%    11.2%       6.3%
                                  Median:     39.5%     30.3%     13.7%    10.5%       5.9%
                                  -------------------------------------------------------------
Subject Company
Quizno's - 12/31/00                            n.m.      n.m.     15.5%    10.6%       3.4%

                                                        LTM Leverage Ratios
                                   ----------------------------------------------------------
                                       Total        Net       Net                                 LTM          LTM
                                       Debt/       Debt/     Debt/      EBITDA/    Op. Inc./   Return on    Return on
                                   Total Cap(1)   EBITDA    Op. Inc.   Int. Exp.   Int. Exp.   Equity(2)    Capital(3)
                                   -----------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International,Inc                0.0%        NM         NM         NM          NM         3.8%         6.6%
Checkers Drive-In Rest.                 44.5%      2.0x       3.9x       3.3x        1.7x         9.5%         5.1%
Jerry's Famous Deli, Inc.               33.0%      1.6x       3.3x       6.2x        3.0x         5.3%         3.7%
Pizza Inn, Inc.                        100.1%      2.0x       2.6x       6.6x        5.2x       121.9%        19.9%
Schlotzsky's, Inc.                      31.6%     15.6x         NM         NM          NM          NEG          NEG
Sizzler International                   49.1%      1.0x       2.1x       8.9x        4.0x         7.2%         5.5%
Wall Street Deli Inc.                   43.0%        NM         NM        NEG         NEG          NEG          NEG
                                   -------------------------------------------------------------------------------------
                                        43.0%      4.4x       3.0x       6.3x        3.5x        29.6%         8.2%
                                        43.0%      2.0x       2.9x       6.4x        3.5x         7.2%         5.5%
                                   -------------------------------------------------------------------------------------
Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.                  25.3%      0.5x       0.7x      19.1x       14.3x        24.6%        18.2%
Brinker International, Inc.             15.7%      0.3x       0.5x      40.7x       28.3x        18.8%        15.0%
BUCA, Inc.                               1.9%        NM         NM         NM          NM         9.7%        8.3%
Cheesecake Factory                       0.0%        NM         NM         NM          NM        15.9%        16.7%
IHOP Corp.                              46.3%      2.4x       2.9x       4.3x        3.7x        14.4%         7.2%
Landry's Seafood Restaur.               31.4%      2.0x       4.1x         NM          NM         4.3%         3.2%
Lone Star Steakhouse                     0.0%        NM         NM         NM          NM         4.1%         4.7%
Outback Steakhouse, Inc.                 2.3%        NM         NM         NM          NM        19.1%        20.2%
P.F. Chang's China Bistro               18.8%      0.3x       0.5x         NM          NM        15.8%        12.7%
------------------------------------------------------------------------------------------------------------------------
Papa Johns International                48.0%      1.1x       1.6x      16.4x       11.7x        21.0%        15.9%
------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                       5.5%      0.0x       0.1x         NM          NM        20.7%        18.2%
Ryan's Family Steak House               42.4%      1.8x       2.4x       7.5x        5.4x        15.0%         9.0%
TRICON Global Restaurants              126.3%      1.7x       2.2x       7.9x        6.0x          NEG        27.0%
VICORP Restaurants, Inc.                 7.1%      0.1x       0.2x      53.5x       31.9x        10.9%        10.9%
Wendy's International                   20.9%      0.2x       0.3x      27.0x       19.6x        16.8%        15.2%
                                   -------------------------------------------------------------------------------------
                                        26.1%      1.0x       1.4x      22.1x       15.1x        15.1%        13.5%
                                        18.8%      0.5x       0.7x      17.8x       13.0x        15.8%        15.0%
                                   -------------------------------------------------------------------------------------
Subject Company
Quizno's - 12/31/00                    193.5%      2.8x       4.0x       3.7x        2.5x          NEG        11.1%

Notes:

(1) Total Capital represents net debt plus total shareholders' equity plus minority interest.

(2) LTM Return on Equity equals LTM net income before non-recurring items divided by common shareholders' equity.

(3) LTM Return on Invested Capital equals LTM operating income before non-recurring items divided by total capital.



                                                  [TUCKER ANTHONY SUTRO LOGO] 13

Financial Performance for Selected Comparable Companies
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
($ in millions, except per share amounts)
                                           Fiscal  LTM
                                            Year   Data      Total   Cash &       Net
Company                           Ticker    End    as of     Debt  Equivalents   Debt
------------------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International, Inc          BLM     6/00   12/00      $0.0     $7.9      ($7.9)
Checkers Drive-In Rest              CHKR   12/00   12/00     $40.5     $0.9      $39.6
Jerry's Famous Deli, Inc.           DELI   12/00   12/00     $12.9     $1.8      $11.1
Pizza Inn, Inc.                     PZZI    6/00   12/00     $12.9     $0.4      $12.5
Schlotzsky's, Inc.                  BUNZ   12/00   12/00     $32.9     $1.2      $31.8
Sizzler International               SZ      4/00    1/01     $33.5    $18.1      $15.4
Wall Street Deli Inc.               WSDI    6/00   12/00      $3.8     $0.6       $3.2

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.              APPB   12/00    3/01     $91.4    $12.1      $79.3
Brinker International, Inc.         EAT     6/00    3/01    $145.2    $35.7     $109.5
BUCA, Inc.                          BUCA   12/00    3/01      $1.8     $9.2      ($7.4)
Cheesecake Factory                  CAKE   12/00    3/01      $0.0    $43.0     ($43.0)
IHOP Corp.                          IHP    12/00    3/01    $230.1     $1.9     $228.1
Landry's Seafood Restaur            LNY    12/00   12/00    $155.1    $26.1     $129.0
Lone Star Steakhouse                STAR   12/00   12/00      $0.0    $29.0     ($29.0)
Outback Steakhouse, Inc.            OSI    12/00    3/01     $16.6   $131.6    ($115.0)
P.F. Chang's China Bistro           PFCB   12/00    3/01     $16.7     $6.4      $10.3
---------------------------------------------------------------------------------------
Papa Johns International            PZZA   12/00    3/01    $145.1     $8.4     $136.7
---------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                  RI      5/00    2/01     $15.7    $11.4       $4.3
Ryan's Family Steak House           RYAN   12/00    3/01    $201.0    $12.5     $188.5
TRICON Global Restaurants           YUM    12/00    3/01  $2,487.0   $196.0   $2,291.0
VICORP Restaurants, Inc.            VRES   10/00    1/01      $9.6    $12.1       $4.6
Wendy's International               WEN    12/00    3/01    $252.3   $169.7      $82.6

Subject Company
Quizno's - 3/31/01 (3)              QUIZ    9/00    3/01     $29.3     $8.3      $21.0

----------------------------------------------------------------------------------------------------------------------------
                                                     LTM Financial Data
                                   --------------------------------------------------------   Calendar EPS (2)      Common
                                                                           Net              --------------------     Book
Company                            Sales      EBITDA      EBIT           Income    EPS (1)     2001        2002      Value
----------------------------------------------------------------------------------------------------------------------------
Comparable Companies Market Cap < $125 million
Blimpie International, Inc         $31.1       $2.0       $0.9            $0.7      $0.08    ($0.15)        NA       $18.5
Checkers Drive-In Rest            $181.2      $19.6      $10.1    (8)     $4.6      $0.45         NA        NA       $50.9
Jerry's Famous Deli, Inc.          $69.6       $6.9       $3.3            $1.4      $0.31         NA        NA       $27.5
Pizza Inn, Inc.                    $64.9       $6.2       $4.9            $2.6      $0.23         NA        NA        $0.4
Schlotzsky's, Inc.                 $59.2       $2.0      ($1.7)          ($2.3)    ($0.31)        NA        NA       $72.5
Sizzler International             $241.5      $15.9       $7.2            $3.7      $0.12         NA        NA       $52.8
Wall Street Deli Inc.              $46.7      ($0.7)     ($3.0)   (4)    ($3.2)    ($1.10)        NA        NA        $5.7

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.            $707.3     $149.3     $111.5    (5)    $65.9      $2.55      $2.74      $3.17      $281.7
Brinker International, Inc.     $2,375.3     $322.8     $224.3   (15)   $139.0      $1.95      $1.51         NA      $816.8
BUCA, Inc.                        $142.4      $19.0      $12.1    (9)     $8.0      $0.57      $0.76      $0.99      $104.4
Cheesecake Factory                $462.7      $63.2      $48.8           $34.5      $1.02      $1.18      $1.46      $249.4
IHOP Corp.                        $304.9      $93.3      $79.5           $35.6      $1.75      $1.91      $2.19      $268.6
Landry's Seafood Restaur          $521.0      $64.8      $31.5   (10)    $16.0      $0.68      $1.04      $1.18      $364.6
Lone Star Steakhouse              $575.9      $54.1      $25.5           $19.1      $0.72      $1.13         NA      $437.8
Outback Steakhouse, Inc.        $1,962.5     $312.8     $252.5   (11)   $143.3      $1.82      $2.06      $2.37      $807.6
P.F. Chang's China Bistro         $255.9      $31.0      $22.3   (16)    $11.2      $0.96      $1.19      $1.52       $77.3
-----------------------------------------------------------------------------------------------------------------------------
Papa Johns International          $965.6     $119.3      $84.8   (12)    $48.0      $2.03      $2.00      $2.14      $165.2
-----------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                $792.4     $123.3      $85.6    (6)    $52.0      $0.81      $0.99         NA      $281.1
Ryan's Family Steak House         $720.2     $107.0      $77.3   (13)    $42.7      $1.32      $1.37      $1.45      $285.5
TRICON Global Restaurants       $7,002.0   $1,371.7   $1,045.0   (14)   $532.2      $3.58      $3.16      $3.48     ($322.0)
VICORP Restaurants, Inc.          $375.3      $40.3      $24.1           $14.8      $2.17         NA         NA      $130.7
Wendy's International           $2,273.9     $427.8     $311.4    (7)   $183.9      $1.51      $1.71      $1.91    $1,126.1

Subject Company
Quizno's - 3/31/01 (3)             $49.0       $7.6       $5.2            $1.7      $0.55      $0.62      $0.41       ($5.9)
-----------------------------------------------------------------------------------------------------------------------------

Notes:
(1)  Diluted earnings per share.
(2)  Estimates are First Call consensus estimates.
(3) LTM Net income and EPS numbers exclude $2.80 million of expenses related to impairment of long lived assets and financing-related costs
(4) Excludes charge for impairment of long-lived assets of $376,417 and gain from sale of assets $31,438.
(5)  Excludes loss on disposition of restaurants and equipment $1,265,000.
(6)  Excludes loss on sale of American Cafe and Tria's Tex-Mex Restaurants.
(7) Quarterly income statement information taken from press release dated 5/2/01 numbers exclude $18,370,000 in International charges, balance sheet information taken from 12/30/00 10K.
(8) Excludes charges for Non-cash compensation of $1.73 million, Impairment of long-lived assets of $629,000, and Gain on sale of assets of $307,000.
(9) Income statement information taken from press release dated 4/25/01 and balance sheet information taken from 12/27/00 10K.
(10) Excludes special charges of $2,000,000.
(11) Income statement information taken from press release dated 4/23/01 and balance sheet information taken from 12/31/00 10K.
(12) Quarterly income statement and balance sheet information taken from press release dated 5/1/01, numbers exclude special charges of $24,105,000 and advertising litigation expense of $1,017,000.
(13) Quarterly income statement and balance sheet information taken from press release dated 4/25/01.
(14) Quarterly income statement information taken from press release dated 5/1/01 excludes $204,000,000 of unusual item expenses and balance sheet information taken from 12/30/00 10K.
(15) Quarterly income statement information taken from press release dated 4/24/01 balance sheet information taken from 12/27/00 10Q.
(16) Quarterly income statement information taken from press release dated 4/25/01 balance sheet information taken from 12/31/00 10K.


                                                 [TUCKER ANTHONY SUTRO LOGO]  14

SELECTED RESTAURANT M & A TRANSACTIONS
------------------------------------------------------------------------------

                                                                                                          Enterprise Value
                                                             Enterprise  Target's                        as a Multiple of:
  Date        Target Name/                Acquiror Name/       Value     Sales  EBITDA   EBIT    -----------------------------
Effective   Business Description       Business Description    ($mil)    ($mil)  Margin  Margin   Sales   EBITDA  EBIT   Assets
-------------------------------------------------------------------------------------------------------------------------------
Pending   Mortons Restaurant Group, Inc.  BFMA Holding Corp.    $223.6     $251.1  11.5%   8.3%    0.89x   7.8x    10.7x   1.9x
          Owns and operates restaurants   Holding company
-------------------------------------------------------------------------------------------------------------------------------
Pending   Vicorp Restaurants Inc.         Investor Group        $178.6     $375.3  11.2%   6.5%    0.48x   4.2x    7.3x    0.9x
          Operates and franchises family  Financial Buyer
          style restaurants
-------------------------------------------------------------------------------------------------------------------------------
Pending   NPC international               Investor Group        $439.0     $481.0  15.6%   9.7%    0.91x   5.8x    9.4x    1.0x
          Owns and operates Pizza Hut     Financial Buyer
          franchises
-------------------------------------------------------------------------------------------------------------------------------
Pending   II Fornaio Corp.                Bruckman Rosser        $76.5     $118.8   9.3%   4.5%    0.64x   7.0x    14.2x   1.1x
          Owns and operates full service  Sherrill & Co. LLC
          Italian Restaurants             Financial Buyer
-------------------------------------------------------------------------------------------------------------------------------
Pending   Jerry's Famous Deli, Inc.       Management/Investor    $35.8      $69.6   9.9%   4.7%    0.52x   5.2x    10.9x   0.8x
          Owns and operates restaurants   Group
                                          Financial Buyer
-------------------------------------------------------------------------------------------------------------------------------
Pending   Taco Cabana, Inc.               Carrols Corporation   $150.7     $165.9  15.2%   9.8%    0.91x   6.0x     9.3x   1.4x
          Operates and franchises         Operator of quick
          Mexican patio cafes primarily   service restaurants
          in the western US               including Burger Kings
-------------------------------------------------------------------------------------------------------------------------------
4/26/01   Triad Restaurant Group, LLC     Carolina Restaurant    $40.5         NA     NA     NA       NA     NA       NA     NA
          Owns and operates restaurants   Group
                                          Owns and operates
                                          restaurants
-------------------------------------------------------------------------------------------------------------------------------
2/28/01   Uno's Restaurant Corp.          Investor Group        $158.7     $231.2  13.2%   7.5%    0.69x    5.2x    9.1x   0.9x
          (Remaining 38% interest)        Management group led by
          Operates and franchises casual  Aaron Spencer
          dining restaurants
-------------------------------------------------------------------------------------------------------------------------------
12/12/00  Quizno's Corp.                  Investor Group        $34.2       $41.7   9.6%   5.0%    0.82x   8.6x    16.3x   0.8x
          Owns and franchises Italian     Financial Buyer
          Sub restaurants
-------------------------------------------------------------------------------------------------------------------------------
12/1/00   Rainforest Cafe                 Landry's Seafood       $61.8      $265.2   9.7%   2.1%    0.23x   2.4x    11.2x  0.4x
          Owns and operates combination   Restaurants Inc.
          restaurant & retail facilities  Owns and operates casual
                                          dining seafood restaurants
-------------------------------------------------------------------------------------------------------------------------------
10/2/00   Buffets, Inc.                   Caxton-Iseman Capital $499.7      $936.9 12.1%   7.5%    0.53x   4.4x     7.1x   1.0x
          Operates Buffet Style           Financial Buyer
          Restaurants
-------------------------------------------------------------------------------------------------------------------------------
1/13/00   Boston Chicken Inc.             McDonald's            $173.5         NA     NA     NA      NA     NA       NA     NA
          Operates and franchises         Corporation Owns, operates
          restaurants specializing in     and franchises fastfood
          complete meals featuring        restaurants
          rotisserie roasted chicken


1/4/99    Logan's Roadhouse Inc.          CBRL Group Inc.       $179.0      $90.3  18.4%  13.3%    1.98x  10.8x    14.9x   2.0x
          Owns and franchises roadhouse   Owns and operates
          style restaurants               Cracker Barrel
                                          Restaurants
-------------------------------------------------------------------------------------------------------------------------------
10/1/99   Miami Subs Corp.                Nathan's Famous Inc.   $18.9      $23.5  13.2%   7.1%    0.80x   6.1x    11.3x   0.6x
          (Remaining 70% interest)        Own's and operates
          Owns operates and franchises    Nathan's Famous Foods
          quick service restaurants       Units
-------------------------------------------------------------------------------------------------------------------------------
9/29/99   Sbarro, Inc. (Remaining 65%)    Investors (Sbarro     $395.4     $357.9  16.1%  15.5%    1.10x   6.9x     7.1x     NA
          Owns operates and franchises    Family)
          a chain of Italian eateries     Financial & Strategic
                                          Buyer
-------------------------------------------------------------------------------------------------------------------------------
9/2/99    Host Marriott Services Corp.    Autogrill SpA         $989.1   $1,377.6   8.6%   4.3%    0.72x   8.3x    16.6x   1.7x
          Operates restaurants, gift      Operates restaurants,
          shops and related facilities    gift shops and related
          at airports, travel plazas,     facilities at airports,
          and shopping malls              travel plazas,
                                          and shopping malls
                                          throughout Europe

                                                  [TUCKER ANTHONY SUTRO LOGO] 15

--------------------------------------------------------------------------------

                                                                                                    Enterprise Value
                                                            Enterprise Target's                     as a Multiple of:
  Date         Target Name/                Acquiror Name/      Value    Sales  EBITDA  EBIT   -----------------------------
Effective    Business Description       Business Description   ($mil)   ($mil)  Margin Margin Sales   EBITDA  EBIT   Assets
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
8/16/99   Rock Bottom Restaurants Inc.    RB Capital Inc.      $106.4     $160.1 11.8%  5.5%  0.66x  5.6x    12.2x   1.0x
          Owner and Operater of sit       Financial Buyer
          down restaurants and breweries
---------------------------------------------------------------------------------------------------------------------------

8/10/99   Rally's Hamburgers Inc.         Checker's Drive-in   $229.0     $147.8 10.5%  3.2%  1.55x 14.7x    48.1x   1.9x
          (74% interest)                  Restaurants Inc.
          Operates and franchises drive   Operates and franchises
          thru quick service hamburger    drive thru quick service
          restaurants                     hamburger restaurants

7/6/99    Coffee People Inc.              Diedrich Coffee Inc.  $33.5      $44.3  7.5%  3.4%  0.75x 10.1x    22.0x   0.6x
          Sells coffee beverages and      Sells coffee beverages
          various related items           and various related
                                          items
---------------------------------------------------------------------------------------------------------------------------
4/5/99    Back Bay Restaurant Group       SRC Holdings Inc.     $38.5      $95.9  9.0%  4.5%  0.40x  4.5x     8.9x   0.9x
          Owns and operates full service  Restaurant Holding Company restaurants in New England
---------------------------------------------------------------------------------------------------------------------------

1/25/99   Spaghetti Warehouse Inc.        Cracken Harkey & Co.  $60.0      $66.0  9.2%  3.4%  0.91x  9.9x    26.6x   1.0x
          Holding company for             LLC
          subsidiaries who operate        Financial Buyer
          restaurants

12/15/98  Lyon's Restaurants Inc.         ICH Corporation       $22.6     $124.2  6.4%  0.8%  0.18x  2.9x    21.6x     NA
          Owns and operates restaurants   Restaurant Holding
                                          Company

11/30/98  Miami Subs Corp. (30% interest) Nathan's Famous Inc.  $10.5      $23.4 12.6%  6.5%  0.45x  3.6x     7.0x   0.3x
          Owns operates and franchises    Own's and operates
          quick service restaurants       Nathan's Famous Foods
                                          Units

11/25/98  Manhatten Bagel Co.             New World Coffee &    $20.0      $36.9   NEG   NEG  0.54x   NEG      NEG   0.7x
          Owns and operates bagel stores  Bagels Inc.
          and bakeries                    Owns and operates
                                          coffee and bagel shops
                                          and bakeries

7/21/98   Bertucci's Inc.                 NE Restaurant        $104.9     $136.7 11.1%  4.8%  0.77x  6.9x    16.1x   1.0x
          Operates Italian restaurants    Company Restaurant
                                          Holding Company

7/9/98    Pollo Tropical Inc.             Carrols Corporation   $89.4      $67.7 18.0% 14.5%  1.32x  7.3x     9.1x   2.2x
          Owns and operates quick         Operator of quick
          service restaurants in a        service restaurants
          tropical setting                including Burger Kings

7/798     Houlihan's Restaurants Group    Scroggin Ventures    $127.0     $149.5    NA    NA  0.85x    NA       NA     NA
          Inc.                            Inc.
          Holding company which owns and  Financial Buyer
          operates casual dining
          restaurants

4/27/98   The Epicure Market              Jerry's Famous Deli    $9.1      $13.6    NA    NA  0.67x    NA       NA     NA
          Operates a bread and sandwich   Inc.
          deli                            Operates New York style
                                          deli restaurants

                                          --------------------------------------------------------------------------------
                                          Mean-Highlighted     $183.2     $269.6 12.1%  7.2%  0.70x  5.7x    10.3x   1.0x
                                          Median-Highlighted   $106.4     $165.9 11.5%  6.5%  0.69x  5.8x    10.7x   0.9x
                                          --------------------------------------------------------------------------------

                                          --------------------------------------------------------------------------------
                                          Mean-Since 1/1/99    $204.1     $279.0 11.7%   6.6% 0.82x  7.0x    14.4x   1.1x
                                          Median-Since 1/1/99  $154.7     $160.1 11.2%   5.5% 0.75x  6.1x    11.2x   1.0x
                                          --------------------------------------------------------------------------------

                                          --------------------------------------------------------------------------------
                                          Mean-All             $160.9     $225.1 11.7%   6.6% 0.75x  6.3x    11.0x   1.1x
                                          Median-All            $97.2     $130.5 11.2%   5.5% 0.72x  6.0x    10.7x   1.0x
                                          --------------------------------------------------------------------------------

Notes:

1) Bolded items excluded from means and medians

2) The Rainforest Cafe deal was announced on 9/26/00 and is a 2nd attempt at the merger
                                                  [TUCKER ANTHONY SUTRO LOGO] 16

Take Private Premiums vs. 52 Week Highs and Lows
--------------------------------------------------------------------------------

   Date       Date
Announced   Effective       Target Name                               Acquiror Name
------------------------------------------------------------------------------------------

5/1/01      Pending   Morton's Restaurant Group                BFMA (Carl Icahn-controlled)
4/20/01     Pending   Giant Group, Ltd.                        Giant Group, Ltd.
4/19/01     Pending   Uno Restaurant Corp.                     Management Group
4/16/01     Pending   Ugly Duckling Corp. (Remaining Interest) Investor Group
4/3/01      Pending   Jerry's Famous Deli, Inc.                Management Group/Self Tender
3/26/01     Pending   CSFBDirect                               Credit Suisse First Boston
3/15/01     Pending   Dairy Mart Convenience Stores, Inc.      DM Acquisition Corp.
3/13/01     Pending   Roy F. Weston                            Investor Group
02/15/01    05/02/01  VICORP Restaurants                       Investor Group
01/26/01    Pending   Perry County Financial Corp.             Jefferson County Bancshares
01/18/01    Pending   Hahn Automotive Warehouse, Inc.          Management Group
12/27/00    Pending   Venturian Corp.                          Investor Group
12/26/00    02/25/01  Netcreations Inc.                        Seat Pagine Gialle SPA
12/22/00    04/10/01  Michael Foods Inc.                       Investor Group
12/16/00    03/08/01  Crown Central Petroleum Corp.            Rosemore Inc.
12/11/00    04/30/01  PBOC Holdings Inc.                       FBOP Corp.
11/16/00    Pending   Il Fornaio Corp.                         Bruckmann, Rousser, Sherrill & Co.
10/06/00    12/20/00  Taco Cabana, Inc.                        Carrols Corp.
09/19/00    Pending   Stratosphere Corp                        American Real Estate Partners
09/19/00    11/02/00  US Franchise Systems Inc                 Pritzker Group
09/18/00    12/28/00  Langer Biomechanics Group Inc            OrthoStrategies Inc
08/28/00    Pending   800-JR Cigar Inc                         Investor Group
08/04/00    09/22/00  EndoSonics Corp                          Jomed NV
08/04/00    11/08/00  PDK Labs Inc                             PDK Acquisition Corp
08/02/00    11/28/00  MascoTech Inc                            Heartland Industrial Partners
06/27/00    09/22/00  National-Standard Co                     Heico Holding Inc
06/22/00    02/28/01  Johns Manville Corp                      Hicks, Muse, Tate & Furst
06/20/00    08/02/00  Justin Industries Inc                    Berkshire Hathaway Inc
06/16/00    08/31/00  Pacific Gateway Properties               Mission Orchard Statutory
06/06/00    Pending   PSC Inc                                  Welch Allyn Inc
06/05/00    09/28/00  Buffets Inc                              Investor Group
05/29/00    09/29/00  Mark IV Industries Inc                   Investor Group
05/26/00    11/21/00  Acme Electric Corp                       Key Components LLC(Kelso & Co)
05/26/00    07/20/00  KLLM Transport Services Inc              High Road Acquisition Corp
05/25/00    08/11/00  Protocol Systems Inc                     Welch Allyn Inc
05/17/00    10/15/00  Petco Animal Supplies Inc                Investor Group


Tender  52 Week    52 Week     52 Week     52 Week
Price     High   High Premium    Low     Low Premium
----------------------------------------------------

$28.25   $24.50     15.3%       $17.75      59.2%
 $0.50    $0.88    (43.2%)       $0.14     257.1%
 $9.75   $12.63    (22.8%)       $6.06      60.9%
 $7.00    $8.13    (13.9%)       $3.19     119.4%
 $5.30    $4.63     14.6%        $1.16     358.4%
 $4.00   $15.06    (73.4%)       $2.50      60.0%
 $4.50    $5.94    (24.2%)       $1.75     157.1%
 $5.02    $4.69      7.0%        $2.03     147.3%
$25.65   $24.50      4.7%       $16.31      57.2%
$23.50   $22.75      3.3%       $15.00      56.7%
 $1.00    $1.38    (27.5%)       $0.38     163.2%
 $3.00    $7.90    (62.0%)       $4.00     (25.0%)
 $7.00   $62.00    (88.7%)       $9.20     (23.9%)
$30.10   $26.60     13.2%       $19.60      53.6%
$10.50    $9.80      7.1%        $4.80     118.8%
$10.00    $9.90      1.0%        $7.60      31.6%
$14.00   $10.00    40.00%        $6.00     133.3%
 $9.04    $9.63     (6.1%)       $4.13     118.9%
$44.32   $47.00     (5.7%)      $21.00     111.0%
 $5.00   $17.31    (71.1%)       $4.13      21.2%
 $1.75    $2.13    (17.6%)       $1.25      40.0%
$13.00   $12.88      1.0%        $7.63      70.5%
$11.00    $9.00     22.2%        $3.19     245.1%
 $5.00    $5.19     (3.6%)       $3.00      66.7%
$16.90   $17.50     (3.4%)      $10.50     60.95%
 $1.00    $5.75    (82.6%)       $0.94      6.67%
$13.63   $14.81     (8.0%)       $7.50     81.67%
$22.00   $21.88      0.6%       $13.00     69.23%
$12.60   $11.94      5.5%        $7.31     72.31%
 $8.45   $10.13    (16.5%)       $3.50    141.43%
$13.85   $12.88      7.6%        $8.06     71.78%
$23.00   $23.63     (2.6%)      $16.56     38.87%
 $9.00    $7.44     21.0%        $4.63     94.59%
 $8.05    $8.75     (8.0%)       $4.00    101.25%
$16.00   $15.69      2.0%        $6.00    166.67%
$22.00   $18.38     19.7%        $9.38    134.67%

                                                 [TUCKER ANTHONY SUTRO LOGO]  17

--------------------------------------------------------------------------------

   Date       Date
Announced   Effective       Target Name                  Acquiror Name
------------------------------------------------------------------------------------------------
05/11/00    10/01/00   Old Guard Group Inc              Ohio Farmers Insurance Co
05/10/00    06/26/00   WMF Group Ltd                    Prudential Mortgage Capital
04/24/00    07/17/00   Cherry Corp                      Investor Group
03/24/00    05/26/00   Tubby's Inc                      R Corp
03/23/00    10/04/00   US Can Corp                      Investor Group
03/07/00    06/01/00   Duff & Phelps Credit Rating Co   Fitch IBCA(FIMALAC SA)
03/06/00    04/24/00   Data Transmission Network Corp   VS&A Commun Partners III LP
02/04/00    07/26/00   BNC Mortgage, Inc.               Investors
01/31/00    08/04/00   Jason, Inc                       Saw Mill Capital Fund LLP/Investor Group
01/26/00    Pending    Omega Worldwide Inc.             Investors (Todd Robinson)
01/19/00    06/16/00   Dayton Superior Corporation      Odyssey Investment Partners/Investors



Tender  52 Week    52 Week     52 Week     52 Week
Price     High   High Premium    Low     Low Premium
------------------------------------------------------

 $12.00   $14.25     (15.8%)     $9.50         26.32%
  $8.90    $8.72       2.1%      $2.44        265.13%
 $18.75   $24.00     (21.9%)    $10.00         87.50%
  $1.10    $1.13      (2.2%)     $0.41        170.77%
 $20.00   $25.63     (22.0%)    $12.50         60.00%
$100.00   $97.01       3.1%     $51.50         94.17%
 $29.00   $28.94       0.2%     $16.50         75.76%
 $10.00    $8.97      11.5%      $4.44        125.35%
 $11.25   $10.38       8.4%      $5.88         91.49%
  $5.34    $6.00     (11.0%)     $3.44         55.35%
 $27.00   $24.00      12.5%     $11.94        126.18%

-------------------------------------------------------
  Mean:               (9.2%)                    99.5%
  Median:             (2.2%)                    81.67%
-------------------------------------------------------

Source:  Securities Data Corp.

                                                 [TUCKER ANTHONY SUTRO LOGO]  18

FUTURE TRADING PRICE ANALYSIS
--------------------------------------------------------------------------------

(amounts in 000's)                  June 30, 2001    December 31, 2001   December 31, 2002
----------------------------------------------------------------------------------------
Sales                                   $51,220            $55,579             $59,503
  Multiple                                0.90x              0.90x               0.90x
  Implied Value                         $46,098            $50,021             $53,553
  Debt Net of Available Cash            $20,100            $14,517             $11,268
  Equity Value                          $25,998            $35,504             $42,285
  Present Value @ 37.5%                 $24,008            $27,961             $24,219
  Fully Diluted Shares Outstanding        3,072              3,072               3,072
----------------------------------------------------------------------------------------
  Value per Share                         $7.81              $9.10               $7.88
----------------------------------------------------------------------------------------

EBIT                                     $5,934             $6,726              $8,064
  Multiple                                8.00x              8.00x               8.00x
  Implied Value                         $47,470            $53,807             $64,512
  Debt Net of Available Cash            $20,100            $14,517             $11,268
  Equity Value                          $27,370            $39,290             $53,244
  Present Value @ 37.5%                 $25,275            $30,943             $30,496
  Fully Diluted Shares Outstanding        3,072              3,099               3,116
----------------------------------------------------------------------------------------
  Value per Share                         $8.23              $9.99               $9.79
----------------------------------------------------------------------------------------

Net Income(1)                              n.m.             $2,113              $3,101
  Multiple                                 10.5               10.5                10.5
  Equity Value                             n.m.            $22,182             $32,558
  Present Value @ 37.5%                    n.m.            $17,470             $18,648
  Fully Diluted Shares Outstanding        3,072              3,072               3,087
----------------------------------------------------------------------------------------
  Value per Share                          n.m.              $5.69               $6.04
----------------------------------------------------------------------------------------

(1)  Pre-transaction, reported net income (assuming normalized tax rate of 37%)

  Multiples based on comparable company analysis and Quizno's trading multiples

                                                  [TUCKER ANTHONY SUTRO LOGO] 19

DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------

                                          Terminal Value  (X 2005 EBITDA)
(Amounts in 000)                 4.50X       5.00X      5.50X      6.00X      6.50X
------------------------------------------------------------------------------------
Valuation Matrix           Discounted Value of Cash Flows (Enterprise Value)(1)
                      22.0%      $45,781    $48,502    $51,222    $53,943    $56,664
                                          ----------------------
                      23.5%      $43,695    $46,255    $48,815    $51,374    $53,934
Discount Rate         25.0%      $41,745    $44,154    $46,564    $48,974    $51,384
                      26.5%      $39,918    $42,188    $44,458    $46,728    $48,999
                                          ----------------------
                      28.0%      $38,206    $40,346    $42,486    $44,626    $46,767


                                Debt Adjusted DCF (Equity Value)(2)(3)(4)

                      22.0%      $24,933    $27,654    $30,375    $33,096    $35,817
                                          ----------------------
                      23.5%      $22,848    $25,407    $27,967    $30,527    $33,086
Discount Rate         25.0%      $20,897    $23,307    $25,717    $28,126    $30,536
                      26.5%      $19,070    $21,340    $23,611    $25,881    $28,151
                                          ----------------------
                      28.0%      $17,358    $19,498    $21,638    $23,779    $25,919


                       Per Share Debt Adjusted DCF (Equity Value Per Share)(2)(3)(4)

                      22.0%        $8.12      $9.00      $9.89     $10.77     $11.66
                                          ----------------------
                      23.5%        $7.44      $8.27      $9.10      $9.94     $10.77
Discount Rate         25.0%        $6.80      $7.59      $8.37      $9.16      $9.94
                      26.5%        $6.21      $6.95      $7.69      $8.42      $9.16
                                          ----------------------
                      28.0%        $5.65      $6.35      $7.04      $7.74      $8.44

Notes:

(1)  Enterprise Value excludes opening cash balance.

(2) Equity Value equals Enterprise Value less Net Debt (debt outstanding less cash balance).

(3)  Equity Value Per Share equals Equity Value divided by diluted
     shares outstanding as of April 30, 2001; approx.                 3,072,211

(4)  Includes proceeds from options and warrants in cash balance

       The estimated cost of the Levine subordinated debt with warrants is approximately 30%-33% based upon estimated five-year IRR <-- Implies a cost of equity of 36% to 40%+

       Assuming an after-tax cost of debt of 6.2% and a target capital structure of 40% debt, 60% equity, the implied weighted average cost of capital of 24% to 26%

                                                  [TUCKER ANTHONY SUTRO LOGO] 20